UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 18, 2018

KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Ontario, Canada (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

45 St. Clair Ave. West, Suite 400, Toronto, Ontario, Canada M4V 1K9
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (416) 848-1171

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

On October 18, 2018, Kingsway Financial Services Inc. (the “Company”) completed the previously announced sale of Mendota Insurance Company (“Mendota”), Mendakota Casualty Company, MIC Insurance Agency, Inc., Mendakota Insurance Company, Congress General Agency, Inc., Mendota Insurance Agency, Inc., Advantage Auto, Inc. and Insurance Management Services, Inc. (the “Acquired Companies”) to Premier Holdings, LLC (“Premier”) and Advantage Auto MGA, LLC (“Advantage” and together with Premier, “Purchasers”), pursuant to a Stock Purchase Agreement (the “Agreement”) entered into on July 16, 2018.

The aggregate purchase price of $28.6 million paid to the Company was redeployed primarily to acquire equity investments, limited liability investments, limited liability investment, at fair value and other investments, which were owned by the Acquired Companies at the time of the closing, and to fund $5 million into an escrow account to be used to satisfy potential indemnity obligations under the Agreement.

The Agreement was filed as Exhibit 2.1 to the Current Report on 8-K filed by the Company on July 20, 2018 and incorporated herein by reference. The foregoing summary is not complete and is qualified in its entirety by reference to the text of the Agreement. The Agreement contains customary representations and warranties of Purchasers, Kingsway America Inc. (“Seller”), the Company and Mendota, including, among others, with respect to corporate organization, capitalization, corporate authority, financial statements, reserves for loss and loss adjustment expenses and compliance with applicable laws. The representations and warranties of each party set forth in the Agreement were made solely for the benefit of the other parties to the Agreement, and investors are not third-party beneficiaries of the Agreement. In addition, such representations and warranties (a) are subject to materiality and other qualifications contained in the Agreement, which may differ from what may be viewed as material by investors; (b) were made only as of the date of the Agreement or such other date as is specified in the Agreement; and (c) may have been included in the Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts.

ITEM 7.01 Regulation FD Disclosure.

On October 18, 2018, the Company issued a press release announcing the sale of the Acquired Companies pursuant to the Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8--K and incorporated herein by reference.

The information contained in Item 2.01, Item 7.01 and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The pro forma financial information required pursuant to Article 11 of Regulation S-X is filed as Exhibit 99.2.

(d) Exhibits

Exhibit Number	Exhibits Description
99.1	Press Release dated October 18, 2018.
99.2	Unaudited Pro Forma Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

October 24, 2018	By:	/s/ William A. Hickey, Jr.
William A. Hickey, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibits Description
99.1	Press Release dated October 18, 2018.
99.2	Unaudited Pro Forma Financial Information.